UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) August 26, 2002
                                                       -----------------

                          GALA HOLDING CORP.
               FORMERLY GALA HOSPITALITY CORPORATION
            ----------------------------------------------
            (Name of Small Business issuer in its charter)


         FLORIDA                       001-12765               59-2720096
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission File No.)      (IRS Employer
incorporation or organization)                             Identification No.)


                      550 M Ritchie Highway #104
                       Severna Park, MD 21146
              -----------------------------------------
              (Address of principal executives offices)

       FORMERLY LOCATED AT: 1717 N. Bayshore Dr. Miami, FL 33132

                            410-647-9609
                  -------------------------------
                  (Registrant's telephone number)

                        -----------------

                   SPECIAL SECURITIES COUNSEL
                Law Office of L. Van Stillman, PA
                      L. Van Stillman, Esq.
                 1177 George Bush Blvd. Suite 308
                      Delray Beach, FL 33483
                          (561) 330-9903
                       (561) 330-9116 (fax)


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ITEM 5. Other Events

	Name Change: On August 26, 2002 the Company voted to change its name from Gala Hospitality Corporation to Gala Holding Corp. On August 26, 2002, the Company filed with the Florida Secretary of State an Amendment to its Articles of Incorporation reflecting the name change.

Address Change: In August 2002 the Company changed its located to: 550 M Ritchie Highway #104, Severna Park, MD 21146.

	Symbol Change: The new symbol for the Company is: "GALH."

	CUSIP No.: The new CUSIP Number for the Company is: 363 159 104


Index to Exhibits

Exhibit 3.1 Articles of Amendment filed with the State of Florida Secretary of State.


SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GALA HOSPITALITY CORPORATION


Date: August 26, 2002

                                        By: /s/ Michael D. Heilman
                                           ---------------------------
                                           Michael D. Heilman,
                                           President and Director


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